ALLIANCEBERNSTEIN
  Investments

                                           ALLIANCEBERNSTEIN FIXED-INCOME SHARES
                                                      -Government STIF Portfolio
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Supplement  dated  December 5,  2008 to the  Prospectus  dated August 29, 2008 of AllianceBernstein Fixed-Income Shares (the "Fund") offering shares of Government STIF Portfolio (the "Portfolio").

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On November 24, 2008, the U.S. Treasury announced the extension of its Temporary
Guarantee Program for Money Market Funds (the "Program") until April 30, 2009. The Program was originally due to expire on December 18, 2008. The Program may be extended by the Treasury for periods up to September 18, 2009, but no decision has been made to extend the Program beyond April 30, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate.

The Fund's Board of Directors (the "Board") had previously approved the participation by the Portfolio in the Program and has approved the Portfolio's continued participation in the Program. The Program continues to apply to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the "Covered Shareholders"). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Portfolio "breaks the buck", meaning that the stable net asset value ("NAV") of $1.00 per share that the Portfolio seeks to maintain falls below $.995 per share (the "Guarantee Event"). In order to qualify for this protection, the Portfolio must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and the NAV of $1.00 per share.

Because payments under the Program continue to apply to Covered Shareholders based on the number of shares you held on September 19, 2008, you would receive no payments for any increase in the number of the Portfolio's shares you hold after that date. If you close your account, you would not be covered by the Program. If the number of shares you hold in an account fluctuates after September 19, 2008 due to purchases or sales of shares during the Program period, you would be covered for the number of shares held in the account as of the close of business on September 19 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19 are not eligible for coverage under the Program.

The Portfolio has paid a fee to the Treasury for its continued participation in the Program in the amount of 0.015% of the Portfolio's aggregate NAV on September 19. This is in addition to the fee paid by the Portfolio for its initial participation in the Program of 0.01% of the Portfolio's aggregate NAV on September 19. These fees are expected to increase the Portfolio's expense ratio from approximately 0.11% to 0.15% (annualized). If the Program is extended, the Board will consider whether the Portfolio should continue to participate and, if so, the Portfolio would be required to pay additional fees.

More information about the Program is available at www.ustreas.gov.

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This  Supplement  should  be read in  conjunction  with the  Prospectus  for the
Portfolio.

You should retain this Supplement with your Prospectus for future reference.


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